UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported) – August 21, 2007

ZIFF DAVIS HOLDINGS INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-99939 Commission file number	36-4355050 (I.R.S. Employer Identification No.)

28 East 28th Street, New York, New York 10016
(Address of principal executive offices including zip code)
(212) 503-3500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     On August 21, 2007, the Registrant announced via a press release its preliminary results of operations for its quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 hereto. The information in this Item 2.02 of this Current Report on Form 8-K is also being furnished under Item 7.01 of this Current Report. Such information, including the attached exhibit, is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in any such filing. The furnishing of the information in this Current Report shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this Current Report and the attached exhibit contains material information that is not otherwise publicly available.
     For additional risks about Registrant’s business, see Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, including disclosures under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed subsequent thereto, which are filed with the Securities and Exchange Commission (the “Commission”) and are available on the Commission’s website at www.sec.gov.
ITEM 7.01 Regulation FD Disclosure
     The text in Item 2.02 above is incorporated by reference into this Item 7.01.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1	Press release dated August 21, 2007 by the Registrant, reporting its preliminary results of operations for the quarter ended June 30, 2007 (furnished and not filed herewith as described in Item 2.02 and Item 7.01)
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis Holdings Inc.
By:	/s/ Mark Moyer
Mark Moyer
Chief Financial Officer

Date: August 21, 2007